Exhibit 99.1
ENVIRONMENTAL TECTONICS CORPORATION
AMEX Hearing Scheduled
     Southampton, PA, March 4, 2008 — Environmental Tectonics Corporation (AMEX: ETC) (the “Company”) today reported that, on February 29, 2008, AMEX had granted the Company’s request for an oral hearing to review the determination of AMEX to delist the Company’s common stock from listing and registration on AMEX. The hearing is scheduled for April 9, 2008. The Company has the option of submitting by March 24, 2008 written materials in support of the continued listing of the Company’s common stock.
     This hearing results from a request by the Company to appeal a decision made by the AMEX on January 30, 2008 to initiate delisting proceedings of the Company’s common stock. As a result of the Company’s failure to file its Quarterly Reports on Form 10-Q for (i) the first fiscal quarter ended May 25, 2007, (ii) the second fiscal quarter ended August 24, 2007, and (iii) the third fiscal quarter ended November 23, 2007, the Company is not in compliance with Sections 134 and 1101 of the AMEX Company Guide. This non-compliance by the Company made the Company’s common stock subject to being delisted from AMEX.
     The Company may submit written materials and intends to make a presentation at the hearing in support of the continued listing of the Company’s common stock on AMEX but there is no assurance that the Company’s request for continued listing on AMEX will be granted. If the Listing Qualifications Panel of the AMEX Committee on Securities does not grant the relief requested by the Company, its common stock will be delisted from AMEX. If the Company’s common stock is delisted, the Company expects that its common stock would be quoted on the Over-The-Counter Bulletin Board if the Company is current in its filings with the Securities and Exchange Commission. Otherwise, it is expected that the Company’s common stock would be quoted on the Pink Sheets.
     ETC designs, develops, installs and maintains aircrew training systems (aeromedical, tactical combat and general), disaster management training systems and services, entertainment products, sterilizers (steam and gas), environmental testing products, hyperbaric chambers and related products for domestic and international customers.
     This press release may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 as amended, and Section 21E of the Securities Exchange Act of 1934. We have based these forward-looking statements on our current expectations and projections about future events. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about the Company that may cause our actual results, levels of activity, performance or achievements to be materially different from any other future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. These forward-looking statements include statements with respect to ETC’s vision, mission, strategies, goals, beliefs, plans, objectives, expectations, anticipations, estimates, intentions, financial condition, results of operations, future performance and business of ETC, including but not limited to, (i) the proposed acquisition by H. F. Lenfest, (ii) projections of revenue, costs of raw materials, income or loss, earnings or loss per share, capital expenditures, growth prospects, dividends, capital structure, other financial items and the effects of currency fluctuations, (iii) statements of plans and objectives of ETC or its management or Board of Directors, including the introduction of new products, or estimates or predictions of actions of customers, suppliers, competitors or regulatory authorities, (iv) statements of future economic performance, (v) statements of assumptions and other statements about ETC or its business, (vi) statements made about the possible outcomes of litigation involving ETC, and (vii) statements preceded by, followed by or that include the words “may”, “could”, “should”, “looking forward”, “would”, “believe”, “expect”, “anticipate”, “estimate”, “intend”, “plan”, or the negative of such terms or similar expressions. These forward-looking statements involve risks and uncertainties which are subject to change based on various important factors. Some of these risks and uncertainties, in whole or in part, are beyond ETC’s control. Factors that might cause or contribute to such a material difference include, but are not limited to, those discussed in our Securities and Exchange Commission filings and other public documents, including, without limitation, our Annual Report on Form 10-K for the fiscal year ended February 23, 2007. Shareholders are urged to review these risks carefully prior to making an investment in the ETC’s common stock.

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     The Company cautions that the foregoing list of important factors is not exclusive. ETC does not undertake to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of ETC.

Contact: Duane D. Deaner, CFO	Tel: 215-355-9100 (ext. 1203)	Fax: 215-357-4000
	ETC — Internet Home Page:	http://www.etcusa.com

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